UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         STRONG INTERNATIONAL EQUITY FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:

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                                                           STRONG [STRONG LOGO]

                                                investment results by design SM



STRONG INVESTMENTS, INC.

STRONG BUSINESS UPDATE - JUNE 2004

John Weitzer, CFA
         Director of Investment Research and Communication




[WELLS FARGO LOGO]

[WELLS CAPITAL MANAGEMENT LOGO]

[WELLS FARGO FUNDS LOGO]




                                                        [PICTURE OF BUILDING]


                                           For Institutional Investor Use Only


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AGENDA



1.       Strategic Acquisition
2.       Wells Fargo Investment Management
3.       Key Questions

































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STRATEGIC ACQUISITION


WELLS FARGO ACQUISITION ANNOUNCEMENT, 5/26/04
o    Anticipated  Transaction  Closing Date,  12/31/04
o    Anticipated Mutual Fund Mergers, 1st Half/2005

ESSENTIAL ATTRIBUTES:

INVESTMENT QUALITY: INVESTMENT MODEL PRESERVED AND ENHANCED
o    Autonomous and accountable investment teams
o    Organizational independence and alignment by asset class/investment style
o Continuity of investment process focused on top-tier, long-term investment results

COMMITMENT TO CLIENT PARTNERSHIP
o    Value building needs-based, long-term relationships
o    Focus on institutional investment quality - process and product



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STRONG + WELLS FARGO


BEST PROFESSIONALS, BEST PRACTICES

     o    Experienced investment professionals
     o    Client-centric, relationship-building culture
     o    Highly regarded corporate governance and risk management
     o    Extensive resources
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THE STRENGTH OF WELLS FARGO & CO. (As of June 2004)


     o    $388 billion in Assets
     o    Diversified Business Model
     o    23 million Customers
     o    144,000 Team Members
     o    "Aaa" Credit Rating
     o    25th on Fortune 500
     o    152-year-old Brand

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HOW DO INVESTMENTS FIT IN AT WELLS FARGO?

STRATEGIC INITIATIVE #1:  INVESTMENTS, TRUST, BROKERAGE, AND INSURANCE

     o Increase the contribution of Banking Group earnings from investments, trust, brokerage, and insurance form 15 percent to 25 percent


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TOMORROW'S VIEW





                     WELLS FARGO INVESTMENT MANAGEMENT GROUP


Wells Capital                       Wells Fargo                        Institutional
Management                          Funds Mgmt                         Trust Services


Strong Investment                Strong Intermediary                Strong Retirement Plan
Teams                            Strong Retail                      Services
Strong Separate
Accounts


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WELLS FARGO INVESTMENT MANAGEMENT GROUP - VISION & VALUES

         Our Vision is to collectively achieve the following distinctions:

     o    Be recognized as one of the premier investment management firms
     o    Be a Top 10 Mutual Fund Company

         Our Strategy is clear:

     o    Attract, retain, and develop top talent
     o    Understand the diverse needs and expectations of our clients
     o    Develop integrated product solutions
     o    Deliver exceptional service



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WELLS FARGO FUNDS MANAGEMENT

BUSINESS OVERVIEW

Nearly $100  billion in assets  under  management

     o    Mutual funds - $76 billion
     o    Collective funds - $17 billion
     o    Common funds - $5 billion

Over 100 funds

     o    17 Money Funds
     o    25 Bond Funds
     o    68 Equity Funds

1.1 million mutual fund shareholders
28th largest mutual fund family
4th largest bank mutual fund family
Over 1,000 external distribution agreements
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                                                          STRONG [STRONG LOGO]
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WELLS CAPITAL MANAGEMENT


BUSINESS OVERVIEW

     o    Over $124 billion in assets under management
     o 128 investment professionals supported by over 150 client service, marketing and sales, technology, and operations professionals

Asset Breakdown By Sector                        Asset Breakdown By Client Type

[PIE CHART]                                                         [PIE CHART]

Liquidity* 58.0%                                  Mutual Fund Subadvisory 55.4%
Fixed Income 22.7%                                             Tax-Exempt 25.3%
Equity 13.9%                                            Corporate Taxable 17.5%
Balanced 5.4%                                                Other Taxable 1.8%

*Duration < 1 Year


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STRATEGIC OPPORTUNITY


COMBINATION OF FUND FAMILIES
As of 3/31/04


-------------------------------------- --------------------- --------------------- --------------------------
                                           Wells Fargo              Strong                 Combined
-------------------------------------- --------------------- --------------------- --------------------------
-------------------------------------- --------------------- --------------------- --------------------------
Assets under management                        $76B                  $27B                    $103B
-------------------------------------- --------------------- --------------------- --------------------------
Number of funds                                 78                    68                      106
-------------------------------------- --------------------- --------------------- --------------------------
Industry rank on AUM                           28th                  49th                    19th
-------------------------------------- --------------------- --------------------- --------------------------
Industry rank, long term AUM                   47th                  50th                    29th
-------------------------------------- --------------------- --------------------- --------------------------
Long term AUM % of total                       29%                   83%                      44%
-------------------------------------- --------------------- --------------------- --------------------------
MMK AUM % of total                             71%                   17%                      56%
-------------------------------------- --------------------- --------------------- --------------------------

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                                                           STRONG [STRONG LOGO]
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YOUR QUESTIONS

INVESTMENT TEAMS

     o    Key investment teams will join Wells Capital
     o Majority of investment professionals have embraced the transaction and are committed to join Wells Capital

 INVESTMENT  PRODUCTS

     o    Complimentary investment offerings with modest product overlap
     o    Respect for  established  Client  relationships

 RELATIONSHIPS

     o    Best choices based on client needs and preferences


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                                                           STRONG [STRONG LOGO]
                                                       [WELLS FARGO FUNDS LOGO]

        PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. IF THE PROPOSED TRANSACTIONS INVOLVING WELLS FARGO FUNDS TRUST, WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") ARE APPROVED BY THEIR RESPECTIVE BOARDS, THE ACQUIRING COMPANIES WILL FILE A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY
STATEMENT-PROSPECTUS, THE ACQUIRING AND TARGET COMPANIES MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 AND AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604.

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                                                           STRONG [STRONG LOGO]
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PLEASE  CALL THE SEC AT  1-800-SEC-0330  FOR FURTHER  INFORMATION  ON THE PUBLIC
REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES MAY BE SOLICITING PROXIES FROM THEIR SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS.


Strong Financial Corporation(R)is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Securities are offered through Strong Investments, Inc., an affiliated company. IF46073 08-04